UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 6, 2018

SSB BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	000-55898	82-2776224
(State or other Jurisdiction	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

8700 Perry Highway, Pittsburgh, Pennsylvania		15237
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:   (412) 837-6955

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01     Change in Registrant's Certifying Accountant.

(a)	Dismissal of Independent Registered Public Accounting Firm.

On June 6, 2018, SSB Bancorp, Inc. (the "Company"), at the recommendation of the Audit Committee of the Company's Board of Directors, dismissed Wolf & Company, P.C. ("Wolf") as the Company's independent registered public accounting firm.  The dismissal was not related to any disagreements with Wolf on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

The audit reports of Wolf on the consolidated financial statements of the Company as of and for each of the two most recent fiscal years ended December 31, 2017 and December 31, 2016 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company's two most recent fiscal years ended December 31, 2017 and December 31, 2016 and during the subsequent interim period from January 1, 2018 through June 6, 2018, there were (i) no disagreements with Wolf on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to Wolf's satisfaction, would have caused Wolf to make reference to the subject matter of the disagreement in connection with its reports, and (ii) no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission (the "SEC").

Before filing this Current Report on Form 8-K with the SEC, the Company provided Wolf with a copy of the disclosures contained in this Item 4.01(a).  The Company has requested that Wolf issue a letter, addressed to the SEC, stating whether or not Wolf agrees with the statements contained in this Item 4.01(a).  A copy of Wolf's letter dated June 12, 2018, addressed to the SEC, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits:

16.1     Letter of Wolf & Company, P.C. dated June 12, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SSB BANCORP, INC.

Dated: June 12, 2018	By:	/s/ J. Daniel Moon, IV
J. Daniel Moon, IV
President and Chief Executive Officer